Letter To Shareholders                                          January 20, 1998
--------------------------------------------------------------------------------
ECONOMIC & FINANCIAL
MARKETS OUTLOOK

A Cold Wind Blows From Asia

While always important to the world economy, Asia has now taken center stage. Beginning with a run on the Thai currency (Baht) in early June and spreading to other Southeast Asian currencies and stock markets throughout the summer, the "Asian Flu", as it has been dubbed, engulfed the rest of the region and then the entire world, culminating in the worldwide stock market declines of late October. While the markets in the U.S. and Europe quickly recovered, conditions in Asia continued to deteriorate. Local currencies and stock markets continued falling, eventually requiring the banking systems of Thailand, Indonesia and Korea to be rescued by the International Monetary Fund (IMF), the World Bank and the developed nations.

It does not appear that the region is yet out of the woods. The financial crisis in South Korea seems to worsen daily, while Japan, the largest economy in the region, still has not taken the steps necessary to pull its economy out of a seven year slump. Meanwhile, the aftershocks are still being felt outside of the region as investors reassess the risks of exotic investments in volatile foreign markets and flee to the relative safety of the U.S. dollar and U.S. financial markets.

The questions we find ourselves asking at this point are: What does all this mean to the U.S. economy and corporate profits over the intermediate term, and what are the implications for U.S. financial markets beyond the knee-jerk reactions of the sort experienced in late October? Our conclusion is that, while the round-the-clock selling in global stock markets during October was almost silly, and while the long-term prospects for Asia will probably improve once this crisis has passed, the potential negative implications for the U.S. equity market are likely to prove more severe than currently believed. Asia, with two thirds of the world's population and close to 40% of Gross World Product, is too big and too important for such a large-scale crisis to be only a regional event. As home to many of the world's fastest growing economies, the region has an impact even more pronounced than its size would indicate.

What Happened?

At its core, the crisis in Asia is one of liquidity and confidence--first too much and then too little. For years, countries in the region thrived by fixing their exchange rates to the U.S. dollar and pursuing "Japan, Inc." styles of economic development. This meant that governments were free to channel capital into areas of national priority, while in international capital markets the threat of currency devaluations had been removed. The economies of the region thrived, vaulting themselves to economic powerhouses in three short decades. Unfortunately, the Asian "economic miracle" had its dark side in a lack of financial sector accountability, a potential to create excess capital and a lack of marketplace disciplines. Worst of all, massive borrowings in the region were denominated in outside currencies, principally U.S. dollars and Japanese yen. The result was that, though seemingly formidable from the outside, the Asian economic model had serious structural weaknesses.

So what turned inherent structural weaknesses into crisis? The stage was set in the mid 1990's when China drastically devalued its currency, thereby giving itself a significant competitive edge over its regional rivals. Soon, the combination of strong domestic demand and growing export competition from China led to ballooning trade deficits, declining foreign currency reserves and growing concern among international lenders. Once confidence had been shaken, it was the global currency speculators that provided the catalyst for the current crisis, as they began to "bet against" the fixed exchange rate regimes. The fixed exchange rate system finally collapsed in the summer of 1997 and the judgment of the market was swift and brutal. Only China and Hong Kong, both with large foreign currency reserves and U.S. dollar trade surpluses, were spared.

Of greatest concern to U.S. investors, of course, is the possibility that the "Asian Flu" will reach across the Pacific to our own shores. Most troubling by far is the outlook for corporate profits. Already lacking pricing power, many of the most vibrant segments of the U.S. economy will now find themselves facing competitors from Asia who, because of currency devaluations, suddenly have a 25%-50% cost advantage. In addition, many U.S. companies had pinned very high hopes on their large investments in Asia, expecting them to provide growth opportunities not available in a mature U.S. economy. The Asian crisis could prove to be a double-edged sword, pressuring profit margins here in the U.S. and limiting the opportunities for growth in what had been the most dynamic geographic region of the world.

Short/Intermediate Term
Fixed-Income Fund

During fiscal 1997, the yield curve changed shape as yields on short maturity Treasury issues rose .15% - .25%, while five year rates were unchanged and long maturity issues declined in yield by over .30%. This environment produced the highest total rates of returns (coupon plus price appreciation) for 30 year maturities at 9.35%. Total returns for the Merrill Lynch three and five year Treasury indicies were 5.85% and 5.79%, respectively.

Your Fund's total return was 6.03% for the fiscal year, comparing favorably to three to five year Treasury investments. Mortgage-backed bonds continued to furnish strong returns in fiscal 1997, as these investments outperformed a variety of similar duration alternatives. Our managers reduced weightings in this area approximately 10 percentage points during the year, and we ended the fiscal year with a little over one third of the portfolio invested in this high achieving sector. We believe these issues will be attractive holdings in 1998, but their relative returns will not be as attractive as during the last several years.

Corporate holdings were increased during the year. Issues rated A and Baa were increased from approximately 19% to 26% over the year as yield premiums widened during the latter half of the year providing more opportunities to capture attractive yield premiums.

The 30 day yield on the Fund at fiscal year-end was 5.84%. The yield was attractive relative to three month Treasury bills at 5.19% and three year maturity Treasury issues at 5.78%.

Equity Fund

Calendar 1997 was another outstanding year for the Equity Fund as it generated a total return of 27.3%. This brings the three year a average annual total return on the Fund to almost 25% per year. In relative terms, while lagging behind the Standard & Poor's (S&P) 500 Index, this 27.3% outpaced most market measures including the Dow Jones Industrial Average return of 24.9% and the Russell 2000 small company index of 22.2%. Results also compare favorably to Lipper mutual fund benchmarks, beating the average return for growth equity funds of 25.3% and the general equity funds average of 24.4%. For the fiscal year, the Fund's total return was 24.0% versus 28.5% for the S&P 500 Index.

The best performing sectors in the Fund were health care, communications services and financials, as increasing price volatility drove investors to the relative safety of the first two sectors, while falling long-term interest rates increased the attractiveness of many financial services companies which benefit from such an environment. On the other side, technology companies, buffeted by developments in Asia, gave back strong gains in the first half of the year, while commodity companies also suffered from fears of a global slowdown.

As we begin 1998, it is our belief that the impact on corporate earnings of the economic and financial meltdown in Asia are not fully appreciated in the market, likely leading to a continuation of the volatility that has characterized the equity market over the last six months. On the other hand, on a longer term basis, and in light of virtually non-existent inflation and correspondingly low interest rest rates, a more stable economic environment by the end of the year would likely present new opportunities. In the interim, we have focused our attention on growth-oriented capital goods companies and health care businesses. While beginning to rebuild representation in selected technology and consumer goods companies that have suffered from heavy non-U.S. exposure, we also continue to emphasize medium-sized companies where valuations are more compelling than in the large capitalization area.

Summary

While very low rates of inflation and decelerating growth of corporate profits constitutes a very attractive environment for fixed-income securities, it seems likely that there will be some disappointments within the equity area and, with statistical valuations at historic high levels, we are inclined to be only cautiously optimistic as we enter 1998. 1995 through 1997 has been the only period in modern history when the S&P 500 Index has appreciated over 20% in three consecutive years. In the current environment, it seems that somewhat lower expectations would be prudent, but we have always felt that investment horizons should be truly long-term and that predictions for shorter periods often tend to be more humbling than prescient.

Sincerely yours,

Malcolm D. Clarke, Jr.
President

Comparison of the Change in Value of a $10,000 Investment in the Brundage, Story and Rose Short/Intermediate Term Fixed-Income Fund and the Merrill Lynch 3-Year
                                Treasury Index


                           Brundage, Story and Rose
                   Short/Intermediate Term Fixed-Income Fund
                         Average Annual Total Returns

                    1 Year      5 Year     Since Inception*
                    6.03%       6.57%            7.39%
           Past performance is not predictive of future performance


                      Brundage, Story
                         and Rose
                    Short/Intermediate       Merrill Lynch
                          Term                  3 Year
                    Fixed-Income Fund       Treasury Index
 1/91                     10000                  10000
 3/91                     10158                  10200
 6/91                     10357                  10384
 9/91                     10864                  10845
12/91                     11322                  11353
 3/92                     11240                  11223
 6/92                     11685                  11654
 9/92                     12130                  12163
12/92                     12054                  12105
 3/93                     12488                  12482
 6/93                     12747                  12663
 9/93                     13007                  12878
12/93                     13063                  12931
 3/94                     12848                  12728
 6/94                     12751                  12661
 9/94                     12828                  12759
12/94                     12766                  12734
 3/95                     13366                  13271
 6/95                     14036                  13837
 9/95                     14263                  14051
12/95                     14749                  14496
 3/96                     14647                  14423
 6/96                     14734                  14505
 9/96                     14999                  14743
12/96                     15352                  15060
 3/97                     15323                  15071
 6/97                     15764                  15452
 9/97                     16178                  15833
11/97                     16366                  16000

         *The public offering of shares commenced on January 2, 1991.


Comparison of the Change in Value of a $10,000 Investment in the Brundage, Story
            and Rose Equity Fund and the Standard & Poor's 500 Index


                           Brundage, Story and Rose
                                  Equity Fund
                         Average Annual Total Returns

                    1 Year      5 Year     Since Inception*
                    23.98%      15.47%          14.82%
           Past performance is not predictive of future performance


                      Brundage, Story
                         and Rose           Standard & Poor's
                        Equity Fund             500 Index
 1/91                      10000                  10000
 3/91                      11100                  11453
 6/91                      10736                  11427
 9/91                      11280                  12038
12/91                      12273                  13047
 3/92                      11890                  12717
 6/92                      11802                  12958
 9/92                      12371                  13367
12/92                      12579                  14039
 3/93                      12875                  14651
 6/93                      12907                  14721
 9/93                      13385                  15101
12/93                      13870                  15452
 3/94                      13148                  14866
 6/94                      13156                  14928
 9/94                      14103                  15657
12/94                      13795                  15654
 3/95                      14791                  17178
 6/95                      15543                  18818
 9/95                      16875                  20314
12/95                      17551                  21537
 3/96                      17916                  22693
 6/96                      18920                  23711
 9/96                      19188                  24444
12/96                      20934                  26482
 3/97                      20587                  27192
 6/97                      24236                  31939
 9/97                      26143                  34331
12/97                      25983                  34721

         *The public offering of shares commenced on January 2, 1991.        3


BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
STATEMENTS OF ASSETS AND LIABILITIES
November 30, 1997
=============================================================================================================================
                                                                                              Short/
                                                                                           Intermediate
                                                                                               Term
                                                                                           Fixed-Income            Equity
                                                                                               Fund                 Fund
-----------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities:
  At amortized cost (original cost $35,153,093 and $23,270,638, respectively)........      $  35,143,353       $   23,270,638
                                                                                           =============       ==============
  At market value (Note 2)...........................................................      $  35,613,937       $   33,881,762
Investments in repurchase agreements (Note 2)........................................            744,000            1,487,000
Cash.................................................................................                760                  583
Receivable for capital shares sold...................................................             11,297               33,895
Interest and principal paydowns receivable...........................................            384,334                  630
Dividends receivable.................................................................                 --               39,323
Other assets.........................................................................              1,222                1,163
                                                                                           -------------       --------------
        TOTAL ASSETS.................................................................         36,755,550           35,444,356
                                                                                           -------------       --------------

LIABILITIES
Payable for capital shares redeemed..................................................             42,079               61,050
Dividends payable....................................................................             31,781                   --
Payable to affiliates (Note 4).......................................................             13,773               28,214
Other accrued expenses and liabilities...............................................             15,100               12,079
                                                                                           -------------       --------------
        TOTAL LIABILITIES............................................................            102,733              101,343
                                                                                           -------------       --------------

NET ASSETS...........................................................................      $  36,652,817       $   35,343,013
                                                                                           =============       ==============
Net assets consist of:
Paid-in capital......................................................................      $  36,562,158       $   21,183,303
Undistributed net investment income..................................................                 --               13,368
Accumulated net realized gains (losses) from security transactions...................           (379,925)           3,535,218
Net unrealized appreciation on investments...........................................            470,584           10,611,124
                                                                                           -------------       --------------
Net assets...........................................................................      $  36,652,817       $   35,343,013
                                                                                           =============       ==============
Shares of beneficial interest outstanding (unlimited number of shares
  authorized, no par value) (Note 5).................................................          3,428,580            1,821,584
                                                                                           =============       ==============
Net asset value, offering price and redemption price per share (Note 2)..............      $       10.69       $        19.40
                                                                                           =============       ==============

See accompanying notes to financial statements.



BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
STATEMENTS OF OPERATIONS
For the Year Ended November 30, 1997
======================================================================================================================
                                                                                        Short/
                                                                                     Intermediate
                                                                                         Term
                                                                                     Fixed-Income           Equity
                                                                                         Fund                Fund
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest.....................................................................      $   2,187,972       $      56,243
  Dividends....................................................................                 --             424,724
                                                                                     -------------       -------------
     TOTAL INVESTMENT INCOME...................................................          2,187,972             480,967
                                                                                     -------------       -------------

EXPENSES
  Investment advisory fees (Note 4)............................................            167,570             204,053
  Administrative services fees (Note 4)........................................             66,812              62,621
  Accounting services fees (Note 4)............................................             36,000              32,400
  Professional fees............................................................             17,902              17,902
  Transfer agent and shareholder service fees (Note 4).........................             14,400              14,400
  Trustees' fees and expenses..................................................             13,188              13,188
  Registration fees............................................................             10,480              10,380
  Insurance expense............................................................              8,716               7,374
  Custodian fees...............................................................              3,911               4,062
  Pricing expense..............................................................              6,422               1,382
  Postage and supplies.........................................................              5,665               1,326
  Reports to shareholders......................................................              3,268               3,597
  Distribution expenses (Note 4)...............................................              1,687               1,521
  Other expenses...............................................................              2,070                  --
                                                                                     -------------       -------------
     TOTAL EXPENSES............................................................            358,091             374,206
  Fees waived by the Adviser (Note 4)..........................................           (140,249)                 --
                                                                                     -------------       -------------
     NET EXPENSES..............................................................            217,842             374,206
                                                                                     -------------       -------------
NET INVESTMENT INCOME..........................................................          1,970,130             106,761
                                                                                     -------------       -------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
  Net realized gains (losses) from security transactions.......................            (30,709)          3,535,218
  Net change in unrealized appreciation/depreciation on investments............             33,026           3,111,825
                                                                                     -------------       -------------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS...............................              2,317           6,647,043
                                                                                     -------------       -------------
NET INCREASE IN NET ASSETS FROM OPERATIONS.....................................      $   1,972,447       $   6,753,804
                                                                                     =============       =============

See accompanying notes to financial statements.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended November 30, 1997 and 1996

=============================================================================================================================
                                                                   Short/Intermediate Term
                                                                      Fixed-Income Fund                  Equity Fund
                                                                  -----------------------------------------------------------
                                                                      Year           Year            Year            Year
                                                                     Ended          Ended           Ended           Ended
                                                                  November 30,   November 30,    November 30,    November 30,
                                                                      1997           1996            1997            1996
-----------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income.......................................   $ 1,970,130     $ 1,925,771     $   106,761     $   105,845
  Net realized gains (losses) from security transactions......       (30,709)        164,007       3,535,218       2,298,821
  Net change in unrealized appreciation/depreciation
    on investments............................................        33,026        (248,560)      3,111,825       2,561,218
                                                                 -----------     -----------     -----------     -----------
Net increase in net assets from operations....................     1,972,447       1,841,218       6,753,804       4,965,884
                                                                 -----------     -----------     -----------     -----------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income..................................    (1,970,130)     (1,925,771)       (106,087)       (118,157)
  From net realized gains from security transactions..........            --              --      (2,298,821)     (1,134,441)
                                                                 -----------     -----------     -----------     -----------
Decrease in net assets from distributions to
  shareholders................................................    (1,970,130)     (1,925,771)     (2,404,908)     (1,252,598)
                                                                 -----------     -----------     -----------     -----------
FROM CAPITAL SHARE
  TRANSACTIONS (Note 5):
  Proceeds from shares sold...................................     6,910,347       4,540,639       3,894,667       2,369,871
  Net asset value of shares issued in reinvestment of
    distributions to shareholders.............................     1,580,414       1,615,646       2,352,415       1,235,320
  Payments for shares redeemed................................    (5,216,812)     (7,966,690)     (2,793,087)     (3,968,907)
                                                                 -----------     -----------     -----------     -----------
Net increase (decrease) in net assets
  from capital share transactions.............................     3,273,949      (1,810,405)      3,453,995        (363,716)
                                                                 -----------     -----------     -----------     -----------

NET INCREASE (DECREASE) IN NET ASSETS.........................     3,276,266      (1,894,958)      7,802,891       3,349,570

NET ASSETS:
  Beginning of year...........................................    33,376,551      35,271,509      27,540,122      24,190,552
                                                                 -----------     -----------     -----------     -----------
  End of year.................................................   $36,652,817     $33,376,551     $35,343,013     $27,540,122
                                                                 ===========     ===========     ===========     ===========

UNDISTRIBUTED NET INVESTMENT INCOME...........................   $        --     $        --     $    13,368     $    12,694
                                                                 ===========     ===========     ===========     ===========

See accompanying notes to financial statements.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
SHORT/INTERMEDIATE TERM FIXED-INCOME FUND
FINANCIAL HIGHLIGHTS

=================================================================================================================
                                                      Per Share Data for a Share Outstanding Throughout Each Year
-----------------------------------------------------------------------------------------------------------------
                                                          Year        Year       Year        Year        Year
                                                          Ended      Ended       Ended       Ended       Ended
                                                        Nov. 30,    Nov. 30,    Nov. 30,    Nov. 30,    Nov. 30,
                                                          1997        1996       1995        1994        1993
-----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year.................   $ 10.69     $ 10.73     $  9.94     $ 10.77     $ 10.49
                                                        -------     -------     -------     -------     -------

Income from investment operations:
  Net investment income..............................      0.62        0.62        0.64        0.59        0.64
  Net realized and unrealized
    gains (losses) on investments....................        --       (0.04)       0.79       (0.79)       0.28
                                                        -------     -------     -------     -------     -------
Total from investment operations.....................      0.62        0.58        1.43       (0.20)       0.92
                                                        -------     -------     -------     -------     -------

Less distributions:
  Dividends from net investment income...............     (0.62)      (0.62)      (0.64)      (0.59)      (0.64)
  Distributions from net realized gains..............        --          --          --       (0.04)         --
                                                        -------     -------     -------     -------     -------
Total distributions..................................     (0.62)      (0.62)      (0.64)      (0.63)      (0.64)
                                                        -------     -------     -------     -------     -------

Net asset value at end of year.......................   $ 10.69     $ 10.69     $ 10.73     $  9.94     $ 10.77
                                                        =======     =======     =======     =======     =======

Total return.........................................      6.03%       5.65%      14.84%      (1.98%)      9.00%
                                                        =======     =======     =======     =======     =======

Net assets at end of year (000's)....................   $36,653     $33,377     $35,272     $35,390     $43,272
                                                        =======     =======     =======     =======     =======

Ratio of expenses to average net assets/(A)/.........      0.65%       0.65%       0.60%       0.50%       0.50%

Ratio of net investment income to average net assets.      5.88%       5.90%       6.21%       5.67%       5.95%

Portfolio turnover rate..............................        46%         40%         39%         57%         29%
-----------------------------------------------------------------------------------------------------------------

/(A)/ Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 1.07%, 1.09%, 1.09%, 1.06% and 1.11% and for the years ended November 30, 1997, 1996, 1995, 1994 and 1993, respectively (Note 4).

See accompanying notes to financial statements.                                7

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
EQUITY FUND
FINANCIAL HIGHLIGHTS

====================================================================================================================
                                                         Per Share Data for a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------------------------------------------
                                                             Year        Year        Year       Year         Year
                                                            Ended       Ended       Ended       Ended       Ended
                                                           Nov. 30,    Nov. 30,    Nov. 30,    Nov. 30,    Nov. 30,
                                                             1997       1996         1995       1994         1993
--------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year.................      $ 17.18     $ 14.91     $ 12.43     $ 12.70     $ 12.26
                                                           -------     -------     -------     -------     -------

Income from investment operations:
  Net investment income..............................         0.06        0.06        0.07        0.06        0.09
  Net realized and unrealized
    gains on investments.............................         3.65        2.97        3.02        0.11        0.76
                                                           -------     -------     -------     -------     -------
Total from investment operations.....................         3.71        3.03        3.09        0.17        0.85
                                                           -------     -------     -------     -------     -------

Less distributions:
  Dividends from net investment income...............        (0.06)      (0.07)      (0.06)      (0.06)      (0.10)
  Distributions from net realized gains..............        (1.43)      (0.69)      (0.55)      (0.38)      (0.31)
                                                           -------     -------     -------     -------     -------
Total distributions..................................        (1.49)      (0.76)      (0.61)      (0.44)      (0.41)
                                                           -------     -------     -------     -------     -------

Net asset value at end of year.......................      $ 19.40     $ 17.18     $ 14.91     $ 12.43     $ 12.70
                                                           =======     =======     =======     =======     =======

Total return.........................................        23.98%      21.27%      26.08%       1.35%       6.83%
                                                           =======     =======     =======     =======     =======

Net assets at end of year (000's)....................      $35,343     $27,540     $24,191     $18,821     $19,150
                                                           =======     =======     =======     =======     =======

Ratio of expenses to average net assets/(A)/.........         1.19%       1.30%       1.45%       1.50%       1.50%

Ratio of net investment income to average net assets.         0.34%       0.42%       0.52%       0.51%       0.74%

Portfolio turnover rate..............................           49%         44%         42%         44%         45%

Average commission rate per share/(B)/...............      $0.0499     $0.0490          --          --          --

/(A)/ Absent fee waivers by the Adviser, the ratio of expenses to average net assets would have been 1.58% and for the year ended November 30, 1993.
/(B)/ Beginning with the year ended November 30, 1996, the Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

See accompanying notes to financial statements.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
SHORT/INTERMEDIATE TERM FIXED-INCOME FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1997

====================================================================================================================================
      Par                                                                                                                 Market
     Value          INVESTMENT SECURITIES -- 97.2%                                            Rate       Maturity          Value
------------------------------------------------------------------------------------------------------------------------------------
                    U.S. TREASURY OBLIGATIONS -- 25.6%
$   1,400,000       U.S. Treasury Notes................................................       6.625%      7/31/01      $  1,433,250
    1,300,000       U.S. Treasury Notes................................................       5.875      11/30/01         1,299,187
    1,100,000       U.S. Treasury Notes................................................       6.625       3/31/02         1,129,562
    1,200,000       U.S. Treasury Notes................................................       5.750       8/15/03         1,192,126
    1,000,000       U.S. Treasury Notes................................................       7.250       5/15/04         1,071,875
    1,000,000       U.S. Treasury Notes................................................       6.500       8/15/05         1,034,688
    1,000,000       U.S. Treasury Notes................................................       6.875       5/15/06         1,061,563
      600,000       U.S. Treasury Notes................................................       7.000       7/15/06           642,563
      500,000       U.S. Treasury Notes................................................       6.500      10/15/06           519,219
-------------                                                                                                          ------------
$   9,100,000       TOTAL U.S. TREASURY OBLIGATIONS (Cost $9,212,734)..................                                $  9,384,033
-------------                                                                                                          ------------
                    U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
                     SECURITIES -- 27.8%
$     206,477       Federal Home Loan Mortgage Corp. GOLD #N-90875.....................       7.500%      2/01/99      $    209,331
        7,614       Government National Mortgage Assoc. #114468........................       9.500       7/15/99             7,760
      517,251       Federal Home Loan Mortgage Corp. GOLD #G-50274.....................       7.500       6/01/00           524,321
       10,592       Federal Home Loan Mortgage Corp. GNOME #200068.....................       8.000       3/01/02            10,786
       41,517       Federal National Mortgage Assoc. DWARF #51935......................       8.000       4/01/02            42,444
    1,000,000       Federal National Mortgage Assoc. REMIC #93-52E.....................       6.000       4/25/05           996,780
       57,431       Federal Home Loan Mortgage Corp. #140094...........................       7.500       5/01/05            58,295
      500,000       Federal Home Loan Mortgage Corp. REMIC #1404-D.....................       6.800       1/15/06           505,248
       76,290       Federal National Mortgage Assoc. DWARF #50480......................       8.000       9/01/06            78,855
      700,000       Federal National Mortgage Assoc. REMIC #92-24H.....................       7.500      11/25/06           715,619
      660,030       Government National Mortgage Assoc. #362109........................       9.000       9/15/08           693,897
    1,500,000       Federal Home Loan Mortgage Corp. REMIC #1523-PE....................       6.000      10/15/15         1,496,535
    1,000,000       Federal National Mortgage Assoc. REMIC #93-20PE....................       5.900       5/25/16           995,090
    1,000,000       Federal Home Loan Mortgage Corp. REMIC #1522-C.....................       6.000       8/15/16           994,250
    1,000,000       Federal National Mortgage Assoc. REMIC #94-29PE....................       6.000       5/25/18           993,120
       15,946       Government National Mortgage Assoc. #285639........................       9.000       2/15/20            17,215
    1,000,000       Federal Home Loan Mortgage Corp. REMIC #1699-C.....................       6.200       2/15/24           998,740
      833,017       Federal National Mortgage Assoc. #250322...........................       7.500       7/01/25           849,836
-------------                                                                                                          ------------
$  10,126,165       TOTAL U.S. GOVERNMENT AGENCY
-------------        MORTGAGE-BACKED SECURITIES (Cost $10,098,982).....................                                $ 10,188,122
                                                                                                                       ------------
                    OTHER MORTGAGE-BACKED SECURITIES -- 6.7%
$     467,491       Advanta Home Equity Loan Trust #92-1A..............................       7.875%      9/25/08      $    479,669
    1,000,000       CMC Securities Corp. III #94-B.....................................       6.000       2/25/09           992,010
    1,000,000       Bear Stearns Mortgage Securities, Inc. #96-3-A2....................       7.240       6/25/27         1,000,620
-------------                                                                                                          ------------
$   2,467,491       TOTAL OTHER MORTGAGE-BACKED SECURITIES
-------------        (Cost $2,457,809).................................................                                $  2,472,299
                                                                                                                       ------------

======================================================================================================================
     Par                                                                                                     Market
    Value         INVESTMENT SECURITIES -- 97.2%                                  Rate       Maturity        Value
----------------------------------------------------------------------------------------------------------------------
                  ASSET-BACKED SECURITIES -- 11.5%
$     100,512     Nissan Auto Receivables Trust #1994-A.........................  6.450%      9/15/99     $    100,548
    1,000,000     Circuit City Credit Card Trust #1994-2-A......................  8.000      11/15/99        1,033,190
    1,000,000     Banc One Credit Card Trust #1994-C-A..........................  7.800      12/15/00        1,016,400
    1,000,000     J.C. Penney Credit Card Trust #B-A............................  8.950      10/15/01        1,048,934
    1,000,000     First Bank Corporate Card Trust #1997-1-A.....................  6.400       2/15/03        1,005,540
-------------                                                                                             ------------
$   4,100,512     TOTAL ASSET-BACKED SECURITIES (Cost $4,163,189)...............                          $  4,204,612
-------------                                                                                             ------------
                  CORPORATE BONDS -- 25.6%
$     100,000     Champion International Corp...................................  9.800%      2/01/98     $    100,593
    1,000,000     Lehman Brothers, Inc..........................................  6.125       2/01/01          989,790
    1,000,000     Ford Motor Credit Co. Medium Term Notes.......................  5.900       2/23/01          989,605
    1,000,000     General Motors Acceptance Corp. Global Bond...................  6.750       2/07/02        1,010,273
    1,000,000     Quebec Province...............................................  8.800       4/15/03        1,101,820
    1,000,000     Sears Roebuck Acceptance Corp. Medium Term Notes..............  6.760       6/25/03        1,012,800
    1,000,000     Salomon Smith Barney Holdings, Inc............................  6.625      11/15/03          996,740
    1,000,000     American Home Products Corp...................................  7.900       2/15/05        1,075,792
    1,000,000     U.S. West Capital Funding, Inc................................  7.300       1/15/07        1,025,497
    1,000,000     Bank One Corp.................................................  7.600       5/01/07        1,061,961
-------------                                                                                             ------------
$   9,100,000     TOTAL CORPORATE BONDS (Cost $9,210,639).......................                          $  9,364,871
-------------                                                                                             ------------

$  34,894,168     TOTAL INVESTMENTS (Cost $35,143,353)..........................                          $ 35,613,937
=============                                                                                             ============

======================================================================================================================
    Face                                                                                                     Market
   Amount         REPURCHASE AGREEMENTS(1) -- 2.0%                                                           Value
----------------------------------------------------------------------------------------------------------------------
$     744,000     Fifth Third Bank, 5.08%, dated 11/28/97, due 12/01/97, repurchase proceeds $744,315...  $    744,000
-------------                                                                                             ------------
$     744,000     TOTAL REPURCHASE AGREEMENTS...........................................................  $    744,000
=============                                                                                             ------------
                  TOTAL INVESTMENTS AND REPURCHASE AGREEMENTS AT VALUE -- 99.2%.........................  $ 36,357,937

                  OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.8%.........................................       294,880
                                                                                                          ------------
                  NET ASSETS -- 100.0%..................................................................  $ 36,652,817
                                                                                                          ============

(1)Repurchase agreements are fully collateralized by U.S. Government obligations.

DWARF - A 15-year mortgage pool issued by FNMA.
GNOME - A 15-year mortgage pool issued by FHLMC.
REMIC - Real Estate Mortgage Investment Conduit.
GOLD - A 30-year mortgage pool issued by FHLMC with a shorter coupon payment delay period.

See accompanying notes to financial statements.


BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
EQUITY FUND
PORTFOLIO OF INVESTMENTS
November 30, 1997
================================================================================
                                                                      Market
COMMON STOCK -- 95.9%                             Shares               Value
--------------------------------------------------------------------------------
CAPITAL GOODS -- 16.5%
AlliedSignal, Inc.............................    16,000           $     594,000
Avery Dennison Corp...........................    27,200               1,139,000
The Boeing Co.................................    16,000                 850,000
Illinois Tool Works, Inc......................     9,400                 515,237
Molex, Inc. - Class A.........................    29,765               1,034,334
Thermo Electron Corp.*........................    35,700               1,314,206
USA Waste Services, Inc.*.....................    12,000                 396,750
                                                                   -------------
                                                                   $   5,843,527
                                                                   -------------
TECHNOLOGY -- 13.1%
Adobe Systems, Inc............................    10,200           $     428,400
Applied Materials, Inc.*......................     8,500                 280,500
Cabletron Systems, Inc.*......................    18,500                 425,500
Computer Sciences Corp.*......................    12,000                 950,250
First Data Corp...............................     7,500                 212,344
Hewlett-Packard Co............................     7,100                 433,544
Motorola, Inc.................................    13,500                 848,813
QUALCOMM, Inc.*...............................     7,000                 474,250
Sequent Computer Systems, Inc.*...............    24,000                 558,000
Siebel Systems, Inc.*.........................        34                   1,415
                                                                   -------------
                                                                   $   4,613,016
                                                                   -------------
FINANCIALS -- 12.5%
American Express Co...........................    12,500           $     985,938
American International Group, Inc.............     7,525                 758,614
Chubb Corp....................................    11,900                 844,156
Fannie Mae....................................    24,700               1,304,469
J.P. Morgan & Company, Inc....................     4,500                 513,844
                                                                   -------------
                                                                   $   4,407,021
                                                                   -------------
HEALTH CARE -- 12.1%
Abbott Laboratories...........................    15,000           $     975,000
American Home Products Corp...................    10,700                 747,663
MedPartners, Inc.*............................    14,500                 358,875
Merck & Co., Inc..............................     5,000                 472,812
Schering-Plough Corp..........................    17,300               1,084,494
SmithKline Beecham PLC - ADR..................    13,000                 645,125
                                                                   -------------
                                                                   $   4,283,969
                                                                   -------------
BASIC MATERIALS -- 8.6%
BetzDearborn, Inc.............................    10,900           $     663,537
Ecolab, Inc...................................    23,100               1,178,100
Monsanto Co...................................    10,000                 436,875
Sonoco Products Co............................    10,200                 334,688
Willamette Industries, Inc....................    12,000                 421,500
                                                                   -------------
                                                                   $   3,034,700
                                                                   -------------


EQUITY FUND (continued)
==============================================================================================================
                                                                                                     Market
COMMON STOCK -- 95.9%                                                        Shares                  Value
--------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 8.5%
Colgate-Palmolive Co...........................................               4,800               $    320,700
The Walt Disney Co.............................................               4,000                    379,750
Gillette Co....................................................               3,500                    323,094
McDonald's Corp................................................              14,000                    679,000
PepsiCo, Inc...................................................              17,300                    637,937
Sysco Corp.....................................................              15,000                    668,438
                                                                                                  ------------
                                                                                                  $  3,008,919
                                                                                                  ------------
ENERGY -- 8.0%
Amoco Corp.....................................................               6,500               $    585,000
Exxon Corp.....................................................               6,000                    366,000
Mobil Corp.....................................................              10,000                    719,375
Noble Affiliates, Inc..........................................              19,000                    705,375
Royal Dutch Petroleum Co.......................................               8,800                    463,650
                                                                                                  ------------
                                                                                                  $  2,839,400
                                                                                                  ------------
CONSUMER CYCLICALS -- 6.6%
AutoZone, Inc.*................................................              29,700               $    891,000
H&R Block, Inc.................................................              20,600                    844,600
Nike, Inc. - Class B...........................................              12,300                    598,856
                                                                                                  ------------
                                                                                                  $  2,334,456
                                                                                                  ------------
COMMUNICATION SERVICES -- 5.5%
AirTouch Communications, Inc.*.................................              33,400               $  1,310,950
AT&T Corp......................................................              11,500                    642,562
                                                                                                  ------------
                                                                                                  $  1,953,512
                                                                                                  ------------
UTILITIES -- 2.8%
Duke Energy Corp...............................................              18,590               $    966,680
                                                                                                  ------------
TRANSPORTATION -- 1.7%
Landstar System, Inc.*.........................................              23,000               $    596,562
                                                                                                  ------------
TOTAL COMMON STOCK (Cost $23,270,638)..........................                                   $ 33,881,762
                                                                                                  ------------

==============================================================================================================
                                                                           Face                      Market
REPURCHASE AGREEMENTS(1) -- 4.2%                                          Amount                     Value
--------------------------------------------------------------------------------------------------------------
   ............................................................
Fifth Third Bank, 5.08%, dated 11/28/97, due 12/01/97,
  repurchase proceeds $1,487,630...............................        $  1,487,000               $  1,487,000
                                                                       ------------               ------------
TOTAL REPURCHASE AGREEMENTS....................................        $  1,487,000               $  1,487,000
                                                                       ============               ------------
TOTAL COMMON STOCK AND
        REPURCHASE AGREEMENTS AT VALUE -- 100.1%...............                                   $ 35,368,762

LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.1%)................                                        (25,749)
                                                                                                  ------------
NET ASSETS -- 100.0%...........................................                                   $ 35,343,013
                                                                                                  ============

* Non-income producing securities.

(1) Repurchase agreements are fully collateralized by U.S. Government obligations.

See accompanying notes to financial statements.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS
November 30, 1997
================================================================================

1.      Organization

Brundage, Story and Rose Investment Trust (the Trust) was organized as an Ohio business trust on October 1, 1990. The Trust offers two series of shares to investors: the Brundage, Story and Rose Short/Intermediate Term Fixed-Income Fund and the Brundage, Story and Rose Equity Fund (collectively, the Funds). The Trust commenced operations on December 3, 1990, when Brundage, Story and
Rose, LLC (the Adviser) purchased the initial 5,000 shares of each Fund at $10 per share. The public offering of shares commenced on January 2, 1991.

The Brundage, Story and Rose Short/Intermediate Term Fixed-Income Fund (the Bond
Fund) seeks to provide a higher and more stable level of income than a money market fund with more principal stability than a mutual fund investing in intermediate and long-term fixed-income securities. The Bond Fund invests primarily in short and intermediate-term fixed-income securities.

The Brundage, Story and Rose Equity Fund (the Equity Fund) seeks to provide protection and enhancement of capital and growth of income. The Equity Fund invests primarily in common stocks and securities convertible into common stock.

2.      Significant Accounting Policies

The following is a summary of the Trust's significant accounting policies:

Securities valuation--The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (currently
4:00 p.m., Eastern time). Portfolio securities listed on stock exchanges and securities traded in the over-the-counter market are valued at the last sale price as of the close of business on the day the securities are being valued. Securities not traded on a particular day, or for which the last sale price is not readily available, are valued at the closing bid price quoted by brokers that make markets in the securities. U.S. Government and agency obligations, asset-backed securities and corporate bonds are valued at their most recent bid price as obtained from one or more of the major market makers for such securities or are valued at an estimated fair value obtained from an independent pricing service based upon such factors as maturity, coupon, issuer and type of security. If market quotations are not readily available, securities will be valued at fair value as determined in good faith by the Adviser consistent with procedures established by the Board of Trustees.

Repurchase agreements--Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' custodian at the Federal Reserve Bank. At the time each Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will be equal to or exceed the face amount of the repurchase agreement. Each Fund enters into repurchase agreements only with institutions deemed to be creditworthy by the Adviser, including the Funds' custodian, banks having assets in excess of $10 billion and primary U.S. Government securities dealers.

Share valuation--The net asset value of each Fund is calculated daily by dividing the total value of that Fund's assets, less liabilities, by the number of shares outstanding. The offering and redemption price per share of each Fund are equal to the net asset value per share.

Investment income--Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are accreted/amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders--Dividends arising from net investment income for the Bond Fund are declared daily and paid monthly. Dividends arising from net investment income for the Equity Fund are declared and paid quarterly. With respect to each Fund, net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions--Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Securities traded on a to-be-announced basis--The Bond Fund periodically trades portfolio securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date in mortgage-backed and asset-backed securities transactions. Securities purchased on a TBA basis are recorded on the trade date, however, they are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. When effecting such transactions, assets of a dollar amount sufficient to make payment for the portfolio securities to be purchased are placed in a segregated account on the trade date.

Use of estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax--It is each Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the fiscal year ended November 30) plus undistributed amounts from prior years.

The following information is based upon federal income tax cost of portfolio investments (excluding repurchase agreements) as of November 30, 1997:

----------------------------------------------------------------------------------
                                                           Bond         Equity
                                                           Fund          Fund
----------------------------------------------------------------------------------
Gross unrealized appreciation......................... $    528,915   $ 11,028,788
Gross unrealized depreciation.........................      (58,331)      (417,664)
                                                        -----------   ------------
Net unrealized appreciation........................... $    470,584   $ 10,611,124
                                                        ===========   ============
Federal income tax cost............................... $ 35,143,353   $ 23,270,638
                                                        ===========   ============
----------------------------------------------------------------------------------

As of November 30, 1997, the Bond Fund had capital loss carryforwards for federal income tax purposes of $379,925, none of which expire prior to November 30, 2002. These capital loss carryforwards may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

3.  Investment Transactions

Purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $18,322,901 and $15,136,557, respectively, for the Bond Fund and $15,478,689 and $14,783,656, respectively, for the Equity Fund, during the year ended November 30, 1997.

4.  Transactions with Affiliates

Certain Trustees and officers of the Trust are principals of the Adviser. Certain officers of the Trust are officers of Countrywide Fund Services, Inc.
(CFS), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust, and of Countrywide Investments, Inc., the exclusive underwriter of the Funds' shares.

As of November 30, 1997, the Adviser, principals of the Adviser and certain employee benefit plans of the Adviser collectively owned 18% and 33% of the shares of beneficial interest outstanding of the Bond Fund and the Equity Fund, respectively.

ADVISORY AGREEMENT

Each Fund's investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. Under the Advisory Agreement, the Bond Fund and the Equity Fund each pay the Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% and 0.65%, respectively, of average daily net assets.

In order to reduce the operating expenses of the Bond Fund, the Adviser voluntarily waived $140,249 of its investment advisory fees during the year ended November 30, 1997.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of the Administrative Services Agreement with the Trust, CFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Funds. CFS supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, CFS receives a monthly fee based on each Fund's average daily net assets.

TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT
Under the terms of the Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement with the Trust, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee based on the number of shareholder accounts in each Fund. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of the Accounting Services Agreement with the Trust, CFS calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, CFS receives a monthly fee from each Fund. In addition, each Fund pays certain out-of-pocket expenses incurred by CFS in obtaining valuations of such Fund's portfolio securities.

PLAN OF DISTRIBUTION
The Trust has a plan of distribution (the Plan) under which each Fund may incur or reimburse the Adviser for expenses related to the distribution and promotion of capital shares. The annual limitation for payment of such expenses under the Plan is 0.25% of the average daily net assets of each Fund.

5.  Capital Share Transactions
Proceeds and payments on capital shares sold and redeemed as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the years ended November 30, 1997 and 1996:

---------------------------------------------------------------------------------------------------------------------------
                                                                      Bond Fund                        Equity Fund
                                                            ---------------------------------------------------------------
                                                                Year             Year               Year           Year
                                                               Ended             Ended             Ended          Ended
                                                            November 30,     November 30,       November 30,   November 30,
                                                                1997             1996               1997           1996
                                                            ---------------------------------------------------------------
Shares sold..........................................           651,578          430,192            226,359        157,706
Shares issued in reinvestment
   of distributions to shareholders..................           149,272          152,952            154,343         85,211
Shares redeemed......................................          (494,784)        (748,745)          (161,988)      (262,040)
                                                              ----------       ----------         ----------     ----------
Net increase (decrease) in shares outstanding........           306,066         (165,601)           218,714        (19,123)
Shares outstanding, beginning of year................         3,122,514        3,288,115          1,602,870      1,621,993
                                                              ----------       ----------         ----------     ----------
Shares outstanding, end of year......................         3,428,580        3,122,514          1,821,584      1,602,870
                                                              ==========       ==========         ==========     ==========
---------------------------------------------------------------------------------------------------------------------------

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
================================================================================


Arthur Andersen LLP


To the Shareholders and Board of Trustees of the Brundage, Story and Rose Investment Trust:

We have audited the accompanying statements of assets and liabilities of the Brundage, Story and Rose Short/Intermediate Term Fixed-Income Fund and the Brundage, Story and Rose Equity Fund of the Brundage, Story and Rose Investment Trust (an Ohio business trust), including the portfolios of investments, as of November 30, 1997, the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Brundage, Story and Rose Short/Intermediate Term Fixed-Income Fund and the Brundage, Story and Rose Equity Fund of the Brundage, Story and Rose Investment Trust as of November 30, 1997, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.


/s/ Arthur Andersen LLP

Cincinnati, Ohio
December 31, 1997

Brundage,
Story and Rose
Investment Trust
------------------------------------
312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202-4094

Board of Trustees
------------------------------------
Francis S. Branin, Jr.
Malcolm D. Clarke, Jr.
Cheryl L. Grandfield
Antoinette Geyelin Hoar
Jerome B. Lieber
William M.R. Mapel
James G. Pepper
Crosby R. Smith
Charles G. Watson

Investment Adviser
------------------------------------
Brundage, Story and Rose, LLC
One Broadway
New York, New York 10004

Underwriter
------------------------------------
Countrywide Investments, Inc.
312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202-4094

Transfer Agent
------------------------------------
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

Shareholder Services
------------------------------------
Nationwide: (Toll Free) 800-320-2212


                           Brundage,
                      Story and Rose
                    Investment Trust

------------------------------------
                       Annual Report
------------------------------------
                   November 30, 1997
------------------------------------

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             Short/Intermediate Term
------------------------------------
                   Fixed-Income Fund
------------------------------------

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                         Equity Fund
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